                                                            EXHIBIT 25.1


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             -----------------------

                                    FORM T-1

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

                             -----------------------

          Check if an application to determine eligibility of A trustee pursuant to Section 305(b)(2) [X]


                        LASALLE BANK NATIONAL ASSOCIATION
               (Exact name of trustee as specified in its charter)

                                   36-0884183
                                (I.R.S. Employer
                               Identification No.)

                135 South LaSalle Street, Chicago, Illinois 60603
               (Address of principal executive offices) (Zip Code)

                             -----------------------

                              Willie J. Miller, Jr.
                           Group Senior Vice President
                        Chief Legal Officer and Secretary
                            Telephone: (312) 904-2018
                       135 South LaSalle Street, Suite 925
                             Chicago, Illinois 60603
            (Name, address and telephone number of agent for service)

                             -----------------------

                       HUTCHINSON TECHNOLOGY INCORPORATED
               (Exact name of obligor as specified in its charter)

             Minnesota                                   41-0901840
     (State or other jurisdiction of                  (I.R.S. Employer
     incorporation or organization)                 Identification No.)


     40 West Highland Park Drive N.E.
           Hutchinson, Minnesota                          55350
    (Address of principal executive offices)            (Zip Code)


                             -----------------------

                  2.25% Convertible Subordinated Notes due 2010
                       (Title of the indenture securities)


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ITEM 1. GENERAL INFORMATION*

Furnish the following information as to the trustee:

         (a) Name and address of each examining or supervising authority to which it is subject.

                  1.       Comptroller of the Currency, Washington D.C.

                  2.       Federal Deposit Insurance Corporation, Washington,
                           D.C.

                  3. The Board of Governors of the Federal Reserve Systems, Washington, D.C.

         (b)      Whether it is authorized to exercise corporate trust powers.

                           Yes.

ITEM 2. AFFILIATIONS WITH THE OBLIGOR.

If the obligor is an affiliate of the trustee, describe each such affiliation.


                                 Not Applicable




















*Pursuant to General Instruction B, the trustee has responded only to items 1, 2 and 16 of this form since to the best knowledge of the trustee the obligor is not in default under any indenture under which the trustee is a trustee.

ITEM 16. LIST OF EXHIBITS.

List below all exhibits filed as part of this statement of eligibility and qualification.

                  1. A copy of the Articles of Association of LaSalle Bank National Association now in effect (incorporated herein by reference to Exhibit 1 filed with Form T-1 in File No. 333-101155).

                  2. A copy of the certificate of authority to commence business (incorporated herein by reference to Exhibit 2 filed with Form T-1 filed with the Current Report on Form 8-K, dated June 29, 2000, in File No. 333-61691).

                  3. A copy of the authorization to exercise corporate trust powers (incorporated herein by reference to Exhibit 3 filed with Form T-1 filed with the Current Report on Form 8-K, dated June 29, 2000, in File No. 333-61691).

                  4. A copy of the existing By-Laws of LaSalle Bank National Association (incorporated herein by reference to Exhibit 4 filed with Form T-1 in File No. 333-101155).

                  5.       Not applicable.

                  6. The consent of the trustee required by Section 321(b) of the Trust Indenture Act of 1939 (incorporated herein by reference to Exhibit 6 filed with Form T-1 filed with the Current Report on Form 8-K, dated June 29, 2000, in File No. 333-61691).

                  7. A copy of the latest report of condition of the trustee published pursuant to law or the requirements of its supervising or examining authority.

                  8.       Not applicable.

                  9.       Not applicable.



                                    SIGNATURE

Pursuant to the requirements of the Trust Indenture Act of 1939, the trustee, LaSalle Bank National Association, a corporation organized and existing under the laws of the United States of America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Chicago, State of Illinois, on the 26th day of March, 2003.

                                    LASALLE BANK NATIONAL ASSOCIATION



                                            By   /s/ John Porter
                                                 -----------------------------
                                                 John Porter
                                                 Vice President

                                    EXHIBIT 7

              COPY OF THE LATEST REPORT OF CONDITION OF THE TRUSTEE

LaSalle Bank N.A.               Call Date:  12/31/2002                      ST-BK:  17-1520                               FFIEC 031
135 South LaSalle Street                                                                                                  Page RC-1
Chicago, IL  60603              Vendor ID:  D                               Cert:  15407                                         12

Transit Number:  71000505

CONSOLIDATED REPORT OF CONDITION FOR INSURED COMMERCIAL AND
STATE-CHARTERED SAVINGS BANKS FOR DECEMBER 31, 2002

All schedules are to be reported in thousands of dollars. Unless otherwise indicated, report the amount outstanding as of the last business day of the quarter.

SCHEDULE RC - BALANCE SHEET

                                                                                                     Dollar Amount in Thousands
-----------------------------------------------------------------------------------------------------------------------------------
ASSETS
1.   Cash and balances due from depository institutions (from Schedule RC-A):            RCFD
                                                                                         ----
     a.  Noninterest-bearing balances and currency and coin (1)                          0081          1,997,305          1.a
     b.  Interest-bearing balances (2)                                                   0071             84,979          1.b
2.   Securities:
     a.  Held-to-maturity securities (from Schedule RC-B, column A)                      1754            254,137          2.a
     b.  Available-for-sale securities (from Schedule RC-B, column D)                    1773         19,462,116          2.b
3.   Federal funds sold and securities purchased under agreements to resell
     a.  Federal funds sold in domestic offices                                          B987            744,090          3.a
     b.  Securities purchased under agreements to resell (3)                             B989             42,569          3.b
4.   Loans and lease financing receivables (from schedule RC-C)
     a.  Loans and leases held for sale                                                  5369            146,749          4.a
     b.  Loans and leases, net of unearned income     B528            32,549,443
     c.  LESS: Allowance for loan and lease losses    3123               503,716                                          4.c
     d.  Loans and leases, net of unearned income,
         allowance, and reserve (item 4.a minus 4.b and 4.c)                             B529         32,045,727          4.d
5.   Trading assets (from Schedule RC-D)                                                 3545            260,873          5.
6.   Premises and fixed assets (including capitalized leases)                            2145            267,144          6.
7.   Other real estate owned (from Schedule RC-M)                                        2150             18,934          7.
8.   Investments in unconsolidated subsidiaries and associated companies (from
     Schedule RC-M)                                                                      2130                  0          8.
9.   Customers' liability to this bank on acceptances outstanding                        2155             16,534          9.
10.  Intangible assets (from Schedule RC-M)
     a.  Goodwill                                                                        3163            181,613          10.a
     b.  Other Intangible assets                                                         0426             16,139          10.b
11.  Other assets (from Schedule RC-F)                                                   2160          1,902,857          11.
12.  Total assets (sum of items 1 through 11)                                            2170         57,441,766          12.

-----------------------------------
1) Includes cash items in process of collection and unposted debits.
2) Includes time certificates of deposit not held for trading.
3) Includes all securities resale agreements in domestic and foreign offices, regardless of maturity.

LaSalle Bank N.A.               Call Date:  12/31/2002                  ST-BK:  17-1520                                    FFIEC 031
135 South LaSalle Street                                                                                                   Page RC-2
Chicago, IL  60603              Vendor ID:  D                           Cert:  15407                                              12

Transit Number:  71000505

SCHEDULE RC - CONTINUED

                                                                                                     Dollar Amount in Thousands
-----------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
13.  Deposits                                                                            RCON
                                                                                         ----
     a.  In domestic offices (sum of totals of                                           2200         26,901,945          13.a
         columns A and C from Schedule RC-E, part I)
                                                  RCON
                                                  ----
     (1) Non-interest-bearing (1)                  6631            5,908,007                                              13.a.1
     (2) Interest bearing                          6636           20,993,938                                              13.a.2
                                                                                         RCFN
                                                                                         ----
     b.  In foreign offices, Edges and Agreement subsidiaries, and IBFs                  2200          5,442,226          13.b
         (from Schedule RC-E, part II)
                                                  RCFN
                                                  ----
     (1) Noninterest-bearing                       6631                    0                                              13.b.1
     (2) Interest-bearing                          6636            5,442,226                                              13.b.2
                                                                                         RCON
                                                                                         ----
14.  Federal funds purchased and securities sold under agreements to repurchase:
     a.  Federal funds purchased in domestic offices (2)                                 B993          2,175,322          14.a
                                                                                         RCFD
     b.  Securities sold under agreements to repurchase (3)                              B995          2,472,705          14.b
15.  Trading liabilities (from Schedule RC-D)                                            3548            190,176          15

16.  Other borrowed money (including mortgage indebtedness and obligations               3190         10,076,981          16
      under capitalized leases):  From schedule RC-M

17.  Not applicable
18.  Bank's liability on acceptances executed and outstanding                            2920             16,534          18.
19.  Subordinated notes and debentures (4)                                               3200            610,000          19.
20.  Other liabilities (from Schedule RC-G)                                              2930          5,068,671          20.
21.  Total liabilities (sum of items 13 through 20)                                      2948         52,954,560          21.
22.  Minority Interest in consolidated subsidiaries                                      3000             28,646          22.

EQUITY CAPITAL
                                                                                         RCFD
                                                                                         ----
23.  Perpetual preferred stock and related surplus                                       3838            635,410          23.
24.  Common stock                                                                        3230             41,234          24.
25.  Surplus (exclude all surplus related to preferred stock)                            3839          1,917,163          25.
26.  a.  Retained Earnings                                                               3632          1,805,682          26.a
     b.  Accumulated Other Comprehensive income. (5)                                     B530             59,071          26.b
27.  Other Equity capital components (6)                                                 3284                  0          27.
28.  Total equity capital (sum of items 23 through 27)                                   3210          4,458,560          28.
29.  Total liabilities, minority interest, and equity capital (sum of items 21, 22,      3300         57,441,766          29.
     and 28)

MEMORANDUM
TO BE REPORTED ONLY WITH THE MARCH REPORT OF CONDITION.
1.   Indicate in the box at the right the number of statement below that best            RCFD           NUMBER
                                                                                         ----           ------
     describes the most comprehensive level of auditing work performed for the bank      6724             N/A
     by independent external auditors as of any date during 2001                                                          M.1

                                                                           4 = Directors' examination of the bank conducted in
1 = Independent audit of the bank conducted in accordance with                 accordance with generally accepted auditing
    generally accepted auditing standards by a certified public                standards by a certified accounting firm. (may be
    accounting firm which submits a report on the bank                         required by state chartering authority)
2 = Independent audit of the bank's parent holding company conducted in    5 = Directors' examination of the bank performed by other
    accordance with generally accepted auditing standard by a certified        external auditors (may be required by state
    public accounting firm which submits a report on the consolidated          chartering authority)
    holding company (but not on the bank separately)                       6 = Review of the bank's financial statements by
3 = Attestation on bank management's assertion on the effectiveness            external auditors
    of the bank's internal control over financial reporting by a           7 = Compilation of the bank's financial statement by
    certified public accounting firm.                                          external auditors
                                                                           8 = Other audit procedures (excluding tax preparation
                                                                               work)
                                                                           9 = No external audit work

------------------------------
(1) Includes total demand deposits and noninterest-bearing time and savings deposits.
(2) Report overnight Federal Home Loan Bank advances in Schedule RC, item 16 "other borrowed money."
(3) Includes all securities repurchased agreements in domestic and foreign offices, regardless of maturity.
(4) Includes limited-life preferred stock and related surplus.
(5) Includes net unrealized holding gains (losses) an available for sale, securities, accumulated net gains (losses) on cash flow hedges, cumulative foreign current translation adjustments, and minimum pension liability adjustments.
(6) Includes treasury stock and unearned Employee Stock Ownership plan shares.